UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 26, 2008

Orleans Homebuilders, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-6830	59-0874323
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Greenwood Square, Suite 101
3333 Street Road, Bensalem, PA	19020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 245-7500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Compensatory Arrangements of Certain Officers

                On September 26, 2008, the Compensation Committee (the “Committee”) of Orleans Homebuilders, Inc. (the “Company”) approved incentive compensation amounts with respect to the Company’s fiscal year ended June 30, 2008 including: a discretionary amount of $150,000 to Mr. Michael T. Vesey, the Company’s President and Chief Operating Officer; and $300,000 to Mr. Thomas Vesey, the Company’s Executive Vice President, Southern Region, consisting of $114,343 pursuant to the Division and Regional Presidents Bonus Plan and a discretionary amount of $185,657.  The Compensation Committee also recommended a discretionary incentive compensation amount of $300,000 to Mr. Jeffrey P. Orleans, Chairman and Chief Executive Officer, which was approved and awarded by the Company’s Board of Directors on September 29, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORLEANS HOMEBUILDERS, INC.

Dated: October 2, 2008
	By:	MICHAEL T. VESEY
Michael T. Vesey
President and Chief Operating Officer